SALES AND MARKETING CONSULTING AGREEMENT
                    ----------------------------------------

     THIS SALES AND MARKETING CONSULTING AGREEMENT (this "Agreement") is entered
                                                          ---------
into  and is effective as of June 15, 2001 (the "Effective Date") by and between
                                                 --------------
E-REX, INC., a Nevada corporation with principal offices at 11645 Biscayne Blvd, Suite 210, Miami, Florida 33181 ("Company") and ANNE BALDUZZI, an individual,
                                     -------
residing  at  1060  Thompson  Creek  Road,  Kent  Island,  Maryland  21666
("Consultant").


                                R E C I T A L S:
                                - - - - - - - -

     A. Consultant has particular knowledge and experience in the sale and marketing of telecommunication and wireless internet products and services and is in the business of providing research and development assistance in the creation of strategic sales and marketing plans for such products and services.

     B. Company is currently developing a portable wireless internet-capable device (the "Dragonfly") which should have complete working prototype models
               ---------
available sometime after the date of this Agreement and is engaged in the provision of various related and incidental technical and business services.

     C. Company desires to develop a sales and marketing plan for the Dragonfly and strategy for introducing the Dragonfly into the marketplace and wishes to engage Consultant for such purposes in accordance with this Agreement.


                                   T E R M S:
                                   - - - - -

     NOW THEREFORE, for and in consideration of the mutual premises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties agree as follows:

1.     Recitals.  The  foregoing  recitals  are  true and correct and are hereby
       --------
incorporated  by  reference  into  the  substance  of  this  Agreement.

2.     Engagement  of  Consultant.  Subject  to the terms and conditions hereof,
       --------------------------
Company hereby engages Consultant, and Consultant hereby accepts such engagement, to, prior to the Delivery Deadline (hereinafter defined) (i) research the overall consumer sales and distribution markets (wholesale, retail, OEM and otherwise) for the Dragonfly, (ii) prepare a report (the "Marketing
                                                                       ---------
Plan") of its research results and a strategic plan for introducing and distributing the Dragonfly into and throughout appropriate markets and market segments in accordance with the "Proposed Outline" attached hereto as Exhibit A
                                                                       ---------
and (iii) deliver to Company the Marketing Plan and all working papers, research materials and raw data discovered or created by Consultant in connection with its preparation of the Marketing Plan (the "Deliverables").
                                                   ------------

3.     Term;  Consideration;  Default.
       ------------------------------

     A. The term of this Agreement shall commence on the Effective Date and shall expire at 5:00 p.m., Miami, Florida time, on the sixtieth (60th) day thereafter (the "Delivery Deadline").
                   ------------------

     B. As compensation for Consultant's services hereunder, Consultant shall be entitled to receive, upon its delivery of the Deliverables, an amount equal to $150.00 per hour times the number of hours Consultant actually spent researching for, or working on, the Marketing Plan, up to a maximum amount of $17,250.00 (155 hours) (the "Consideration"). The Consideration may be paid by
                             -------------
Company, in the Company's sole discretion, either in cash or by the issuance of common stock of the Company registered with the Securities and Exchange Commission on Form S-8. Consultant shall deliver, along with the Deliverables, an invoice or written certification of the number of hours it actually spent researching for, or working on, the Marketing Plan.

     C. In the event Consultant shall default in its performance of its obligations hereunder or otherwise breaches the terms of this Agreement, Company may immediately terminate this Agreement and shall not be obligated to accept any of the results of Consultant's efforts hereunder, nor compensate Consultant therefor; provided, however, if Company requests some or all of Consultant's results, Consultant shall immediately deliver to Company any such information requested. If Company requests and accepts some or all of the results of Consultant's efforts, Company shall be obligated to pay Consultant a fair and reasonable amount therefor.

4.     Non-Exclusive  License.
       ----------------------

     A. Provided Consultant complies with the terms and conditions of this Agreement, Company hereby grants to Consultant, during the term of this Agreement, a non-exclusive license to use, to the extent necessary to perform Consultants obligations hereunder, present and future trademarks, trade names, service marks, brand names, logos and slogans, provided such usage conforms with Company's guidelines.

     B.      No  license  granted  herein  shall  be assignable or transferable.

5.     Proprietary  Information and Disclosure.  Consultant acknowledges that in
       ---------------------------------------
the course of performing under this Agreement it may obtain Company information which is of a confidential and proprietary nature ("Proprietary Information").
                                                      -----------------------
Such Proprietary Information may include, but is not limited to, business information such as marketing strategies and principles, trade secrets, existing and potential customers, and, sales and marketing plans. Consultant, its employees, agents, and representatives shall, during the term of this Agreement and after its termination, keep in trust and confidence all such Proprietary Information, and shall not use such Proprietary Information other than in the course of Consultant's performance under this agreement, and shall diligently protect any and all Proprietary Information of Company from unauthorized disclosure.

6.     Relationship  of  the Parties.  Consultant is and will hold itself out to
       -----------------------------
be an independent contractor and not an agent, partner or employee of Company. Consultant is not authorized to make any promise, warranty or representation on Company's behalf with respect to any of Company's products or services or any other matter, except as expressly authorized by Company.

7.     Notice.  All  notices  must  be  in  writing  and sent to the appropriate
       ------
address listed above or to such other address as either party may request in accordance with this Section 7, by certified mail, return receipt requested, or by reputable overnight courier service. Notice shall be deemed given as of the date of deposit with the United States Postal Service (in the case of certified mail) or the reputable overnight courier.

8.     Miscellaneous.
       -------------

     A. Each of the parties shall hereafter execute all documents and do all acts reasonably necessary to effect the provisions of this Agreement.

     B. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnities of each of the parties to this Agreement.

     C. This Agreement and the interpretation and enforcement of the terms of this Agreement shall be governed under and subject to the laws of the State of Florida. Venue for any action taken hereunder shall be Dade County, Florida.

      D. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten. Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that he or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited hereinabove.

     E. In the event of a dispute between the parties concerning the enforcement or interpretation of this Agreement, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorneys' fees and other costs and expenses by the other parties to the dispute.

     F. Wherever the context so requires, the singular number shall include the plural and the plural shall include the singular.

     G. The captions by which the sections and subsections of this Agreement are identified are for convenience only, and shall have no effect whatsoever upon its interpretation.

     H. If any provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, such provision shall be deemed to be severed and deleted and neither such provision, nor its severance and deletion, shall affect the validity of the remaining provisions.

     I. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and, when taken together shall constitute one and the same instrument.

     J. Except as permitted under this Section 8, each of the parties hereto agrees to bear its own costs, attorney's fees and related expenses associated with this Agreement.

     K. Any dispute or claim arising to or in any way related to this Agreement shall be settled by arbitration in Miami, Florida. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate a panel of three arbitrators from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration (except as set forth in this Section 8). A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within sixty
(60) days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgement in accordance with that decision may be entered in any court having jurisdiction thereof.

     L. Neither Company, nor Consultant, shall have the right to assign or delegate this Agreement or any rights or obligations created hereby unless the non-assigning party expressly approves the assignment in writing.

     M. A responsible officer of each party has read and understands the contents of this Agreement and is empowered and duly authorized on behalf of that party to execute it.

                       [SIGNATURES ON THE FOLLOWING  PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


                                   COMPANY:
                                   --------

                                   E-REX,  INC.,  a  Nevada  corporation

                                   /s/  Carl  E.  Dilley
                                   -------------------------------------
                                   By:  Carl  E.  Dilley,  President



                                   CONSULTANT:
                                   ----------



                                   /s/  Anne  Balduzzi
                                   -------------------------------------
                                   Anne  Balduzzi

                                    EXHIBIT A

           Proposed Outline for Marketing & Product Introduction Plan
           ----------------------------------------------------------





                             [Please see attached.]